Exhibit (j) under Form N-1A
                                                Exhibit 23 under Item 601/Reg SK

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 32 to Form N-1A Registration Statement of Tax-Free Instruments Trust of our report dated May 18, 1999, on the financial statements as of March 31, 1999, of Tax-Free Instruments Trust, included in or made a part of this registration statement.

/s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 25, 1999